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                                   EXHIBIT 2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into PG&E Corporation's previously filed Registration Statement File Nos. 333-68155.


                                                        ARTHUR ANDERSEN LLP

Portland, Oregon,
December 1, 1998